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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES AND EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 7, 2006


                       AMERICAN INTERNATIONAL GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      1-8787                   13-2592361
   (State or Other           (Commission File Number)       (IRS Employer
   Jurisdiction of                                          Identification No.)
   Incorporation)


                                 70 Pine Street
                            New York, New York 10270
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 770-7000

                   ------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers.

            On February 7, 2006 and February 10, 2006, respectively, American International Group, Inc. (AIG) was notified by Carla A. Hills and William S. Cohen, directors of AIG, that they will not stand for reelection to the Board of Directors at AIG's 2006 Annual Meeting of Shareholders. Ms. Hills is a member of the Audit Committee and the Nominating and Corporate Governance Committee of AIG's Board of Directors. Mr. Cohen is a member of the Public Policy and Social Responsibility Committee of AIG's Board of Directors.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN INTERNATIONAL GROUP, INC.
                                                 (Registrant)

Date: February 13, 2006                 By /s/ KATHLEEN E. SHANNON
                                           ---------------------------
                                        Name:  Kathleen E. Shannon
                                        Title: Senior Vice President
                                               and Secretary